Abbey Capital Futures Strategy Fund (the “Fund”)

a series of The RBB Fund, Inc.

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Class T Shares (Not Currently Available for Sale)

Supplement dated June 1, 2017
 to the Fund’s Prospectus and Statement of Additional Information, each dated April 10, 2017

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective as of June 1, 2017, Welton Investment Partners LLC serves as a Trading Adviser to the Fund’s subsidiary, Abbey Capital Offshore Fund Limited.  Accordingly, the following information is added to the Fund’s Prospectus and Statement of Additional Information.

(i)                                     Welton Investment Partners LLC is added to the section titled “Summary Section — Management of the Fund — Investment Adviser and Trading Advisers” of the Fund’s Prospectus.

(ii)                                  The following is added to the section titled “More Information About Management of The Fund — Trading Advisers” of the Fund’s Prospectus:

Welton Investment Partners LLC

The Adviser has entered into a trading advisory agreement with Welton Investment Partners LLC (“Welton”) to manage a portion of the Fund’s assets using the Welton Trend program. Welton is a Delaware limited liability company formed in June 2014 to provide all of the investment advisory and day-to-day operational services previously assumed by Welton Investment Corporation (its “predecessor”), a Delaware corporation that merged in May 1997 with a California corporation originally formed in 1988. Welton’s main office is located at Eastwood Building, San Carlos between 5th and 6th, P.O. Box 6147, Carmel, California 93921, United States. Welton is registered with the Commodity Futures Trading Commission as both a Commodity Trading Advisor and a Commodity Pool Operator and is a member of the National Futures Association (“NFA”) in such capacities. Welton is also registered with the SEC as an investment adviser. Welton’s Trend program utilizes select medium and long-term trend-following models to capture specific recurrent market phenomena generated by behavioral inefficiencies amongst capital market participants. The systematic portfolio embeds risk management at multiple layers to ensure a stable risk profile over time.

Dr. Patrick Welton (Chief Executive Officer & Chief Investment Officer) — Dr. Welton is the founder and a principal of Welton and serves as the CEO and CIO. He is actively involved in an ongoing basis as he chairs Welton’s Investment Committee. He sets the strategic direction of the firm. Dr. Welton has served on committees for the Managed Funds Association (“MFA”) and was a member of the Board of Directors of the NFA from 1997-2000. He has spoken at numerous conferences globally, participated in panel presentations, and has authored numerous articles about alternative investments, macroeconomic impacts on markets, and investment theory. Dr. Welton currently chairs the investment committee of a foundation and a California pension plan. His former research experience includes molecular biological work in gene sequencing, biophysics with a focus on positron emission neurofunctional brain imaging, and oncology. He holds undergraduate, doctoral and postdoctoral degrees from the University of Wisconsin, University of California, Los Angeles (UCLA) and Stanford University, respectively.

Justin Balas (Head of Quantitative Macro Group) — Mr. Balas, who joined Welton in 2004, is a principal of the firm and oversees the firm’s proprietary research and product development for the Quantitative Macro Group. In his role, he draws upon both his deep experience as an investor and trader, and his demonstrated management skill overseeing large teams of technical professionals. As an investor, Mr. Balas brings a cross-sectional experience-base that includes open outcry markets as well as quantitative trading and portfolio management. Prior to Welton, he ran a proprietary quantitative equity and equity derivatives portfolio specializing in high frequency trading within listed NYSE equities and implied volatility spread strategies between S&P 500 and Nasdaq 100 index option markets. Prior to this, he served as COO of a California multimedia firm, managing a multi-national development team of software and web application engineers in India and the US. Mr. Balas earned an MBA from Northeastern University, is a graduate of the Stanford Executive Program, and holds a BA from the University of California, Santa Cruz. He also holds the Chartered Alternative Investment Analyst (CAIA) designation.

Guillaume Detrait (Chief Operating Officer & Chief Enterprise Risk Officer) — Mr. Detrait joined Welton in 2008. He is a principal of the firm and chairs the Operating Committee. He is responsible for overseeing the overall operations of the firm, helping each department adopt sound business practices and mitigating all major risks. Previously he was a Vice President at HSBC and a Senior Business Manager at Capital One. He began his career with KPMG where he served as an audit manager to the firm’s Paris and Los Angeles practices. Mr. Detrait holds an MBA from Columbia Business School and a BS in Economics from ESC Reims in France.

David Nowlin (Chief Compliance Officer) — Mr. Nowlin, who has been with Welton since 1993, is a principal of the firm and oversees compliance, legal and internal departmental reviews. Previously, he worked as an Associate with the firms formerly known as Price Waterhouse and Dean Witter Reynolds. Mr. Nowlin successfully completed the FINRA® Institute at Wharton Certified Regulatory and Compliance Professional (CRCP) program. Mr. Nowlin earned an MBA from Santa Clara University and a BA from Westmont College.

(iii)                            The following is added to the section titled “Investment Advisory and Other Services — Investment Trading Advisers” in the Fund’s Statement of Additional Information:

Welton Investment Partners LLC (“Welton”) Eastwood Building San Carlos between 5th and 6th P.O. Box 6147 Carmel, CA 93921 United States

Welton is a majority employee owned investment manager, which is primarily controlled by the founder Dr. Patrick Welton. Welton seeks to harness recurrent market opportunities by utilizing systematic, research driven, medium and long-term trend-following models across a broad range of diversified global futures markets.

Please retain this Supplement for future reference.